UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2021

Axos Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37709	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
 9205 West Russell Road, Ste 400, Las Vegas, NV             89148
(Address of principal executive offices)                        (zip code)
Registrant’s telephone number, including area code: (858) 649-2218

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	AX	New York Stock Exchange

Not Applicable

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                                    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2021, on the recommendation of the Nominating/Corporate Governance Committee of Axos Financial, Inc. ("the Company"), the Board of Directors of each of the Company and Axos Bank ("the Bank") appointed Ms. Stefani Carter as a new director, effective as of August 31, 2021, of each of the Company and the Bank. Ms. Carter will serve as a Class III Director of the Company with an initial term expiring at the Company’s 2022 Annual Meeting of Stockholders.

Although Ms. Carter has not yet been appointed to serve on any Board committees, the Board of Directors expects to do so as part of their regular committee assessment and appointment process. The Board of Directors determined that Ms. Carter is an independent director under applicable standards of the Securities and Exchange Commission and the New York Stock Exchange.

In connection with her election to the Board of Directors of the Company, Ms. Carter will participate in the Company’s standard outside director compensation program, including an award to her of 6,000 restricted stock units, to vest over three years under the Company’s 2014 Stock Incentive Plan, and an annual cash payment of $40,000. Ms. Carter is expected to enter into the Company’s standard indemnification agreement, which has been previously entered into with each of the Company’s directors and executive officers, the form of which has been previously filed with the Securities and Exchange Commission.

On September 1, 2021, the Company issued a press release announcing the election of Ms. Carter to the Board of Directors. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit	Description
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axos Financial, Inc.

Date:	September 1, 2021	By:	/s/ Andrew J. Micheletti
Andrew J. Micheletti
EVP and Chief Financial Officer